Long Term Investments (Tables)	12 Months Ended
Dec. 31, 2024
Long Term Investments [Abstract]
Schedule of Long Term Investments
	Equity investments accounted for using the equity method(ii)		Cost method investments without readily determinable fair value(i)	Total
Balance as of January 1, 2022		$-	$-	$-
Additions		11,120,935	19,643,260	30,764,195
Balance as of December 31, 2022		11,120,935	19,643,260	30,764,195
Share of gain in equity method investee		70,947	-	70,947
Decrease due to acquired		(11,191,882)	(8,305,222)	(19,497,104)
Foreign currency translation adjustments		-	(65,073)	(65,073)
Balance as of December 31, 2023		-	11,272,965	11,272,965
Impairment		-	(11,243,483)	(11,243,483)
Foreign currency translation adjustments			(29,482)	(29,482)
Balance as of December 31, 2024	$		-	$-

(i)

During the year ended December 31, 2022, the Group invested $434,960 (RMB3.0 million) cash and issued 1,199 (post-reverse stock split adjusted to 199) Class A ordinary shares (equivalent to $1,844,377) for 5.0% equity interest in Shenzhen Chenbao Information service Co., Ltd. (“Chenbao”) in which the Group does not have significant influence and such investment does not have readily determinable fair values. In the year ended December 31, 2024, based on the financial conditions and operating performances in Chenbao, a full impairment loss of $2,184,781 was applied against the investment.

On January 20, 2022, the Group invested issued 3,571 (post-reverse stock split adjusted to 595) Class A ordinary shares (equivalent to $8,305,222) for 19.99% equity interest in SamartConn CO., Limited (“SamartConn”) in which the Group does not have significant influence and such investment does not have readily determinable fair values. On January 18, 2023, the Group purchased additional 31% equity of Smartconn (See note 3). After that, SamartConn became a subsidiary of the Group.

On November 1, 2022, the Group invested issued 11,564 (post-reverse stock split adjusted to 1,927) Class A ordinary shares (equivalent to $9,058,701) for 19% equity interest in DTI Group Limited (“DTI”) in which the Group does not have significant influence and such investment does not have readily determinable fair values. In the year ended December 31, 2024, based on the financial conditions and operating performances in DTI, a full impairment loss of $9,058,702 was applied against the investment.

On January 1, 2022, the Group gained 5% equity interest in Guangzhou Xingsheng Information Technology Limited for $0 consideration, in which the Group does not have significant influence and such investment does not have readily determinable fair values. On July 5, 2024, the Group transferred these 5% equity interest to a third party for $0 consideration, due to no operation in Guangzhou Xingsheng Information Technology Limited.

(ii)

On June 28, 2022, the Company invested issued 4,155 (post-reverse stock split adjusted to 692) Class A ordinary shares (equivalent to $6,674,772) for 15% equity interest in Boxinrui International Holdings Limited (“Boxinrui”) in which the Group does not have significant influence and such investment do not have readily determinable fair values. On December 28, 2022, the Company further issued 11,521 (post-reverse stock split adjusted to 1,920) Class A ordinary shares (equivalent to $4,446,163) for 20% equity interest in Boxinrui. As a result, the Company considers it has significant influence on this investment based on its voting power. During the year ended December 31, 2023, the Company recorded shares of gain of $70,947.

On March 28, 2023, the Company entered into an equity transfer agreement with fifteen individual shareholders of Boxinrui, pursuant to which the Company agreed to further acquire 65% equity interest in Boxinrui (See note 3). After that, Boxinrui became a subsidiary of the Group.